UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2025

Structure Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41608	98-1480821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Gateway Blvd., Suite 900 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (628) 229-9277

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name Of Each Exchange Trading Symbol(s)	On Which Registered
American Depositary Shares (ADSs), each representing three ordinary shares, par value $0.0001 per ordinary share	GPCR	Nasdaq Global Market

Ordinary shares, par value $0.0001 per share*		Nasdaq Global Market*

* Not for trading, but only in connection with the registration of the American Depositary Shares

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Follow-on Public Offering

On December 9, 2025, Structure Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, Leerink Partners LLC, Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell in an underwritten offering (the “Offering”) an aggregate of (i) 8,461,538 American Depositary Shares (“ADSs”), each ADS representing three ordinary shares of the Company, at a price to the public of $65.00 ADS and (ii) in lieu of ADSs to certain investors, pre-funded warrants to purchase 1,538,462 ADSs, each ADS representing three ordinary shares (the “Pre-Funded Warrants”) at a price to the public of $64.9999 per Pre-Funded Warrant, which represents the per ADS public offering price less the $0.0001 per share exercise price for each such Pre-Funded Warrant. In addition, the Company also granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 1,500,000 ADSs at the public offering price, less the underwriting discounts and commissions. All of the securities are being sold by the Company.

The gross proceeds to the Company from the Offering will be approximately $650.0 million, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, and assuming no exercise of the Underwriters’ option to purchase additional ADSs. The closing of the Offering is expected to occur on December 11, 2025, subject to the satisfaction of customary closing conditions.

The Pre-Funded Warrants are being offered to certain investors whose purchase of ADSs in the Offering would otherwise result in such investor, together with its affiliates and certain related parties, beneficially owning ADSs or Ordinary Shares with a value of or in excess of 9.99% of the total equity of the Company outstanding immediately after giving effect to such exercise. A holder of Pre-Funded Warrants may increase or decrease the percentage specified in the foregoing sentence to a percentage not in excess of 19.99% by providing at least 61 days’ prior written notice to the Company. The Pre-Funded Warrants will be immediately exercisable and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full, subject to the foregoing beneficial ownership limit. The Company does not intend to list the Pre-Funded Warrants on the Nasdaq Global Market, any other national securities exchange or any other nationally recognized trading system.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by such parties.

The Offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 and accompanying prospectus (File No. 333-289326), filed with the Securities and Exchange Commission (the “SEC”), and a prospectus supplement thereunder. A copy of the Underwriting Agreement and Form of Pre-Funded Warrant are filed as Exhibit 1.1 and 4.1, respectively, to this report, and the foregoing description of the terms of the Underwriting Agreement and Form of Pre-Funded Warrant do not purport to be complete and are qualified in their entirety by reference to such exhibits. A copy of the opinion of Travers Thorp Alberga, Zhong Lun Law Firm and Cooley LLP relating to the legality of the issuance and sale of securities in the Offering is attached as Exhibit 5.1, 5.2 and 5.3 hereto, respectively.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, without limitation, statements concerning the Company’s expectations with respect to the completion of the Offering and the expected gross proceeds from the Offering. In addition, when or if used in this Current Report on Form 8-K, the words and phrases “anticipate,” “believe,” “expect,” “may,” “plan,” “potential,” “to be,” “will,” and similar expressions and their variants, as they relate to the Company may identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Although the company believes the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. Readers are cautioned that actual results could differ materially from those expressed or implied in the Company’s forward-looking statements due to a variety of risks and uncertainties, which include, without limitation, market risks and uncertainties, the satisfaction of customary closing conditions for an offering of securities and other risk and uncertainties described in the Company’s filings with the SEC, including the Company’s latest Quarterly Report on Form 10-Q and future reports the Company may file with the SEC from time to time. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, by and among the Company, Jefferies LLC, Leerink Partners LLC, Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, dated December 9, 2025.

4.1	Form of Pre-Funded Warrant

5.1	Opinion of Travers Thorp Alberga.

5.2	Opinion of Zhong Lun Law Firm.

5.3	Opinion of Cooley LLP.

23.1	Consent of Travers Thorp Alberga (included in Exhibit 5.1).

23.2	Consent of Zhong Lun Law Firm (included in Exhibit 5.2).

23.3	Consent of Cooley LLP (included in Exhibit 5.3).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Structure Therapeutics Inc.

Date: December 10, 2025	By:	/s/ Raymond Stevens
Raymond Stevens, Ph.D.
Chief Executive Officer